AMENDMENT NO. 1 TO

                               CREDIT AGREEMENT



                                   OMI CORP.

                  Borrower

                                      and

                              DEN NORSKE BANK AS

                  Lender




                                October 7, 1993

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                                     INDEX


CLAUSE NUMBER     SUBJECT MATTERPAGE NUMBER

        1               DEFINITIONS

        2               REPRESENTATIONS AND WARRANTIES

        3               CONDITIONS

        4               AMENDMENTS

        5               FEES AND EXPENSES

        6               MISCELLANEOUS

SCHEDULE                     SCHEDULES

       1                OMI CHAMPION GUARANTY

       2                OMI CHAMPION MORTGAGE

       3                WESTHAMPTON INDENTURE SUPPLEMENT

       4                OPINION OF COUNSEL

                   AMENDMENT NO. 1 TO CREDIT AGREEMENT


            THIS AMENDMENT NO. 1 is made the 7th day of October, 1993, by and between OMI CORP., a corporation incorporated under the laws of the State of Delaware with offices at 90 Park Avenue, New York, New York (the "Borrower"), and DEN NORSKE BANK AS, a bank incorporated under the laws of the Kingdom of Norway, acting through its New York branch, with offices at 600 Fifth Avenue, New York, New York (the "Lender"), to the Credit Agreement, dated February 19, 1993 by and between the Borrower and the Lender, as heretofore supplemented by a letter agreement, dated March 2, 1993 (said agreement, as so supplemented, being hereinafter called the "Credit Agreement").

                           W I T N E S S E T H

            WHEREAS, (i) pursuant to the terms of the Credit Agreement, the Lender has agreed that, if requested by the Borrower, it will release is interest in the OMI WABASH Mortgage, the OMI WABASH Earnings Assignment and the OMI WABASH Insurances Assignment (as such three terms are defined in the Credit Agreement) on the condition that, simultaneously with such release, OMI Champion Transport, Inc., a corporation incorporated under the laws of the State of Delaware and the owner of the United States flag vessel OMI CHAMPION, Official No. 523341, executes and delivers to the Lender a guaranty of the obligations of the Borrower to the Lender under the Credit Agreement and under the Notes (as such term is defined in the Credit Agreement) and, as security therefor, simultaneously with such release, also executes and delivers to the Lender a first preferred mortgage covering the OMI CHAMPION, as well as an assignment of such vessel's earnings and insurances, and (ii) the Borrower has so requested.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1        DEFINITIONS

1.1 The following words and expressions, as used herein and in the Credit Agreement, as amended hereby, shall have the meanings attributed to them below; except as otherwise provided herein, all other words and expressions, as used herein and in the Credit Agreement, as amended hereby, shall have the meanings attributed to them in Clause 1.1 of the Credit Agreement.

"Additional Guaranty"               guaranty in respect of the
                                    obligations of the Borrower under
                                    the Credit Agreement, as amended by
                                    this Amendment No. 1, and under the
                                    Notes to be executed by the
                                    Additional Guarantor in favor of the
                                    Lender pursuant to Clause 3.1(c)(i)
                                    substantially in the form set out in
                                    Schedule 1 or in such other form as
                                    the Lender may agree;

"Additional Guarantor"              OMI Champion Transport, Inc., a
                                    corporation incorporated under the
                                    laws of the State of Delaware;

"Earnings Assignments"              the OMI CHARGER Earnings Assignment
                                    and the OMI CHAMPION Earnings
                                    Assignment;

"Insurances Assignments"            the OMI CHARGER Insurances
                                    Assignment and the OMI CHAMPION
                                    Insurances Assignment;

"Mortgages"                         the OMI CHARGER Mortgage and the OMI
                                    CHAMPION Mortgage;

"OMI CHAMPION"                      the 1969 built United States flag
                                    vessel OMI CHAMPION, Official No.
                                    523341, of 16,422 net registered
                                    tons;

"OMI CHAMPION Earnings              the assignment in respect of
  Assignment"                       the earnings of the OMI CHAMPION to
                                    be executed by the Additional
                                    Guarantor in favor of the Lender
                                    pursuant to Clause 3.1(c)(iv)
                                    substan-tially in the form set out
                                    in Schedule 8 to the Credit
                                    Agreement or in such other form as
                                    the Lender may agree;

"OMI CHAMPION Insurances            the assignment in respect of
  Assignment"                       the insurances on the OMI CHAMPION
                                    to be executed by the Additional
                                    Guarantor in favor of the
                                    Westhampton Trustee pursuant to
                                    Clause 3.1(c)(iii) substantially in
                                    the form set out in Schedule 7 to
                                    the Credit Agreement or in such
                                    other form as the Lender may agree;

"OMI CHAMPION Mortgage"             the first preferred United States
                                    mortgage on the OMI CHAMPION to be
                                    executed by the Additional Guarantor
                                    in favor of the Westhampton Trustee
                                    pursuant to Clause 3.1(c)(ii)
                                    substantially in the form set out in
                                    Schedule 2 or in such other form as
                                    the Lender may agree;

"Vessels"                           the OMI CHARGER and the OMI
                                    CHAMPION; and

"Westhampton Indenture              Supplement No. 1, dated
  Supplement"                       the date hereof, between the Lender
                                    and the Westhampton Trustee, to the
                                    Westhampton Indenture substantially
                                    in the form set out in Schedule 3 or
                                    in such other form as the Lender may
                                    agree.

2        REPRESENTATIONS AND WARRANTIES

2.1 The Borrower hereby represents and warrants to the Lender (which representations and warranties shall survive the execution and delivery of this Amendment No. 1) that:

            (a) except as otherwise disclosed to the Lender in writing on or prior to the date hereof and after giving effect to the amendments herein, the representations and warranties stated in Clause 2 of the Credit Agreement (updated mutatis mutandis to the date hereof) are true and correct as if made on the date hereof;

            (b) all necessary corporate action has been taken to authorize, and all necessary consents and authorities have been obtained and remain in full force and effect to permit, the Borrower to enter into and perform its obligations under this Amendment No. 1;

            (c) this Amendment No. 1 constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by equitable principles, principles of public policy or applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights; and

            (d) the execution and delivery of, and the performance of the provisions of, this Amendment No. 1 by the Borrower do not, and will not during the Credit Facility Period, contravene any applicable law or regulation existing at the date hereof or any contractual restriction binding on the Borrower or the certificate of incorporation or by-laws thereof.

3        CONDITIONS

3.1 The obligation of the Lender to release its interest in the OMI WABASH Mortgage, the OMI WABASH Earnings Assignment and the OMI WABASH Insurances Assignment shall be subject to the following conditions precedent:

            (a) The Lender shall have received the following documents in form and substance satisfactory to the Lender and its legal advisers:

                  (i) copies, certified as true and complete by an officer of the Borrower, of the resolutions of the board of directors of the Borrower evidencing approval of this Amendment No. 1 and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf;

                (ii) copies, certified as true and complete by an officer of the Additional Guarantor, of the resolutions of the board of directors and shareholder thereof evidencing approval of the Additional Guaranty and those of the Security Documents to which it is to be a party and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf;

               (iii) copies, certified as true and complete by an officer of the Guarantor, of the resolutions of the board of directors of the Guarantor evidencing its consent to the actions to be taken pursuant to the terms of this Amendment No. 1 and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf;

             (iv) copies, certified as true and complete by an officer of the Borrower or other party acceptable to the Lender and its legal advisers, of all documents evidencing any other necessary action (including actions by such parties thereto other than the Borrower as may be required by the Lender), approvals or consents with respect to this Amendment No. 1, the Additional Guaranty and those of the Security Documents to be executed and delivered by the Additional Guarantor;

                 (v) certificates of the Secretary of the Borrower and of the Guarantor, respectively, certifying as to no amendments to its certificate of incorporation and by-laws since February 24, 1993;

                (vi) copies, certified as true and complete by an officer of the Additional Guarantor, of the certificate of incorporation and by-laws thereof;

               (vii) certificate of the Secretary of the Borrower certifying that it legally and beneficially owns, directly or indirectly, all of the issued and outstanding capital stock of the Additional Guarantor and that such capital stock is owned free and clear of any liens, claims, pledges or other encumbrances whatsoever;

              (viii) certificate of the Secretary of the Additional Guarantor certifying as to the record ownership of all of its issued and outstanding capital stock; and

                (ix) certificate of the Secretary of State of the State of Delaware as to the good standing of the Additional Guarantor.

            (b) The Lender shall have received evidence satisfactory to it and its legal advisers that:

                  (i) the OMI CHAMPION is registered in the name of the Additional Guarantor free of all liens and encumbrances except for the OMI CHAMPION Mortgage on her in favor of the Westhampton Trustee;

                (ii) the OMI CHAMPION is classed in the highest classification and rating for vessels of the same age and type with the American Bureau of Shipping without any outstanding recommendations;

              (iii) the OMI CHAMPION is operationally seaworthy and in every way fit for its intended service; and

                (iv) the OMI CHAMPION is insured in accordance with the provisions of the OMI CHAMPION Mortgage on her in favor of the Westhampton Trustee and the requirements thereof in respect of such insurances have been complied with.

            (c) The Additional Guarantor shall have duly executed and delivered:

                  (i)   the Additional Guaranty,
                (ii)    the OMI CHAMPION Mortgage,
               (iii)    the OMI CHAMPION Insurances Assignment,
                (iv)    the OMI CHAMPION Earnings Assignment,
                 (v)    its Assignment Notices, and
                (vi) Uniform Commercial Code Financing Statements for filing in New York;

            (d) The Guarantor shall have duly executed and delivered its consent to the actions to be taken pursuant to the terms of this Amendment No. 1;

            (e) The Westhampton Trustee shall have duly authorized, executed and delivered the Westhampton Indenture Supplement;

            (f) The Lender shall have received a certificate of the chief financial officer of the Additional Guarantor confirming the representations and warranties with respect to solvency set forth in the Additional Guaranty and containing conclusions as to the solvency of the Additional Guarantor;

            (g) The Lender shall have received evidence satisfactory to it and to its legal advisers that, save for the liens created by the security documents to which the Additional Guarantor is a party, there are no liens, changes or encumbrances of any kind whatsoever on the OMI CHAMPION except as permitted hereby and by any of the Security Documents to which the Additional Guarantor is a party; and

            (h)   The Lender shall have received an opinion from Fredric
                  S. London, Esq., counsel for the Borrower, the Guarantor and the Additional Guarantor, substantially in the form set out in Schedule 4 or in such other form as the Lender may agree.

4        AMENDMENTS

4.1 Subject, in each instance, to compliance with all of the conditions precedent set forth in Clause 3.1, the Credit Agreement is hereby amended as follows:

            (a) All references in Clauses 8-10, inclusive, 13, 14 and 17 of the Credit Agreement, as amended by this Amendment No. 1, to the term "Guaranty" shall be deemed to be references to the Guaranty and the Additional Guaranty in the alternative.

            (b) All references in Clauses 8 and 9 of the Credit Agreement, as amended by this Amendment No. 1, to the term "Guarantor" shall be deemed to be references to the Guarantor and the Additional Guarantor in the alternative.

5        FEES AND EXPENSES

5.1 The Borrower agrees to pay the Lender upon demand (whether or not all of the conditions precedent set forth in Clause 3 are complied with) all reasonable costs, charges and expenses (including legal fees and expenses) incurred by the Lender in connection with the negotiation, preparation and execution of this Amendment No. 1, as well as in connection with any supplements, amendments, waivers or consents relating thereto.

6        MISCELLANEOUS

6.1 Except to the extent amended by this Amendment No. 1, all terms and provisions of the Credit Agreement shall remain unchanged.

            I N W I T N E S S whereof the parties hereto have caused this Amendment No. 1 to be duly executed by their duly authorized representative on the day and year first above written.

                              OMI CORP.


                              By:/s/  Vincent J. de Sostoa
                                 Name:  Vincent J. de Sostoa
                                 Title: Senior Vice President
                                         and Treasurer

                              By Special Authority For
                              DEN NORSKE BANK AS, New York Branch


                              By:/s/  Theodore S. Jadick, Jr.
                                 Name:  Theodore S. Jadick, Jr.
                                 Title: Senior Vice President


                              By:/s/  Barbara Gronquist
                                 Name:   Barbara Gronquist
                                 Title:  Vice President


Consented and Agreed:

OMI CHAMPION TRANSPORT, INC.


By:/s/ Vincent J. de Sostoa
   Name:  Vincent J. de Sostoa
   Title: Senior Vice President
          and Treasurer

RIO GRANDE TRANSPORT, INC.


By:/s/ Vincent J. de Sostoa
   Name:  Vincent J. de Sostoa
   Title: Senior Vice President
             and Treasurer